SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported)        March 18, 2002
                                                  ---------------------------


                        MMCA Auto Owner Trust 2002-1
                     (Issuer with respect to the Notes)
                        MMCA Auto Receivables Trust
                (Originator of MMCA Auto Owner Trust 2002-1)
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


          333-76318                                  33-0869011
--------------------------------         -------------------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


6363 Katella Avenue, Cypress, California                      90630-5205
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(Address of Principal Executive Offices)                      (Zip Code)


                               (714) 236-1614
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)









Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit
  No.                  Document Description
------                 --------------------

   1.1             Underwriting Agreement

   4.1             Amended and Restated Trust Agreement of the Issuer

   4.2             Sale and Servicing Agreement

   4.3             Indenture

   4.4             Administration Agreement

  10.1             Purchase Agreement

  10.2             Yield Supplement Agreement

  10.3 Schedule to ISDA Master Agreement between Morgan Stanley Capital Services Inc. and MMCA Auto Owner Trust 2002-1



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




MMCA Auto Receivables Trust,
     as originator of MMCA Auto Owner
     Trust 2002-1


By: /s/ Hideyuki Kitamura
    ------------------------------------
    Name:  Hideyuki Kitamura
    Title: Secretary & Treasurer



Dated:  March 18, 2002



INDEX TO EXHIBITS




Exhibit No.        Document Description                     Sequential Page No.
-------------------------------------------------------------------------------

  1.1    Underwriting Agreement

  4.1    Amended and Restated Trust Agreement of the Issuer

  4.2    Sale and Servicing Agreement

  4.3    Indenture

  4.4    Administration Agreement

 10.1    Purchase Agreement

 10.2    Yield Supplement Agreement

 10.3 Schedule to ISDA Master Agreement between Morgan Stanley Capital Services Inc. and MMCA Auto Owner Trust 2002-1